EXHIBIT 10.1



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TERM LOAN NOTE                              WELLS FARGO RETAIL FINANCE II, LLC
$3,000,000
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     Boston, Massachusetts                              Date:  August 31, 2005



                  FOR VALUE RECEIVED, the undersigned Big Dog USA, Inc. and The Walking Company (collectively, the "Borrowers"), jointly and severally promise to pay to the order of WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company with its principal office at One Boston Place, Boston, Massachusetts 02108 (hereinafter, with any subsequent holder, the "Agent") the principal sum of THREE MILLION and 00/100 DOLLARS ($3,000,000.00) in lawful money of the United States of America and in immediately available funds, in forty-four (44) consecutive monthly installments of principal payments in the amount of FIFTY-FIVE THOUSAND FIVE HUNDRED FIFTY-FIVE and 00/100 DOLLARS ($55,555.00), on the first day of each month, with the such payment due and payable on the first day March, 2006, and any unpaid balance due and payable on the Maturity Date (as defined in the Loan Agreement, defined herein) (the "Term Loan Obligations"). Interest shall accrue and be due and payable on the unpaid principal balance of the Term Loan Obligations in the manner set forth in the Loan Agreement (defined below).

              This is a "Term Note" evidencing the Term Loan to which reference is made in that certain Amended, Restated and Consolidated Loan and Security Agreement, dated as of July 7, 2005, by and among the Borrowers, Big Dog Holdings USA, Inc., as Guarantor, the lenders party thereto (the "Lenders"), and Wells Fargo Retail Finance II, LLC, as Agent for the Lenders (the Agent and the Lenders, collectively the "Lender Group") (as such may be amended hereafter, the "Loan Agreement"), and is subject to all terms and provisions thereof. Capitalized terms, unless defined herein, have the same meaning as in the Loan Agreement. The principal of, and interest on, this Term Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

              The Agent's books and records concerning the Term Loan, the accrual of interest thereon, and the repayment of such loan, shall be prima facie evidence of the indebtedness to the Lenders hereunder.

              No delay or omission by the Lenders or the Agent in exercising or enforcing any of its powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

              The Borrowers, and each endorser and guarantor of this Term Note, each respectively waive presentment, demand, notice, protest, notice of intention to accelerate, and notice of acceleration and also waive any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Agent with respect to this Term Note and/or any collateral given to secure this Term Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrowers or any other person obligated on account of this Term Note.

              This Term Note shall be binding upon the Borrowers, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lenders and its successors, endorsees, and assigns.

              The liabilities of the Borrowers, and of any endorser or guarantor of this Term Note, are joint and several; provided, however, the release by Agent of any one or more such persons, endorsers or guarantors shall not release any other person obligated on account of this Term Note. Each reference in this Term Note to the Borrowers, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Term Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lenders of the person from whom contribution is sought have been satisfied in full.

              The Borrowers and each endorser and guarantor hereof each authorize Agent to complete this Term Note if delivered incomplete in any respect.

              This Term Note is delivered to the Agent, for the benefit of the Lender Group, at the principal offices of the Agent in Boston, Massachusetts, shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

              The Borrowers make the following waiver knowingly, voluntarily, and intentionally, and understand that the Lenders, in the establishment and maintenance of the Lenders' relationship with the Borrowers contemplated by this Term Note, are relying thereon. THE BORROWERS, TO THE EXTENT ENTITLED THERETO, WAIVE ANY PRESENT OR FUTURE RIGHT OF THE BORROWERS, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWERS OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE TERM LOAN OBLIGATIONS, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDERS OR AGENT OR IN WHICH THE LENDERS OR AGENT ARE JOINED AS PARTY LITIGANTS), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS, ANY SUCH PERSON, AND THE LENDERS.

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     Executed under seal as of this 31st day of August, 2005.

                                                     THE WALKING COMPANY
                                                     (a "Borrower")

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                                                     By:_______________________

                                                     Title:____________________


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                                                     BIG DOG USA, INC.
                                                     (a "Borrower")

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                                                     By:_______________________

                                                     Title:____________________